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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2002

                              MED DIVERSIFIED, INC.
             (Exact name of registrant as specified in its charter)

                       NEVADA                              84-1037630
           (State or other jurisdiction of           (I.R.S. employer
           incorporation or organization)            identification number)

                         COMMISSION FILE NUMBER: 1-15587

                              200 BRICKSTONE SQUARE
                                    SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not Applicable

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not Applicable

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not Applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not Applicable

ITEM 5.   OTHER EVENTS.

          On or about December 19, 2001, Med Diversified, Inc. ("Med"), by its representative, negotiated a series of five short term convertible debentures (each, a "Debenture" and collectively, the "Debentures") with Private Investment Bank Limited, Nassau, Bahamas (or its affiliates), acting in its name but on behalf and at the exclusive risk of Private Investment Bank Limited's client (collectively, "PIBL"), dated as of December 28, 2001, by and between Med and PIBL, pursuant to which PIBL agreed to fund debt to Med in the aggregate amount of up to eighty five million dollars ($85,000,000). In connection with two of the five Debentures, which were funded, in December 2001, for a total of forty million dollars ($40,000,000), Med pledged thirteen million two hundred thousand (13,200,000) shares of its common stock to PIBL as collateral. The other three of the five Debentures were funded, in January 2002, for a total of thirty million dollars ($30,000,000). Currently, an additional fifteen million dollars ($15,000,000) of additional funding remains available under the Debentures. The Debentures have a maturity date of June 28, 2002. Med and PIBL also entered into an agreement whereby PIBL would loan an additional eighty million dollars ($80,000,000) to Med, the proceeds of which would be re-loaned to a European based borrower identified by PIBL on a short term basis and upon repayment the proceeds would be retained by Med for general corporate purposes. No proceeds were to be loaned and no obligation or liability was to be incurred by Med unless certain conditions precedent were met. These conditions were not met, but it is Med's understanding that PIBL loaned the money to the borrower anyway. Med disclaims any obligation or liability with respect to that transaction.

          On March 27, 2002, Med formed a new subsidiary, American Reimbursement, LLC, a Delaware limited liability company ("American Reimbursement"). American Reimbursement is intended to be a special purpose subsidiary that will purchase and hold certain accounts receivable from various entities. Pursuant to certain agreements by and between American Reimbursement and Med, in the discretion of Med, those accounts receivable can be pledged or otherwise made available for the benefit of PIBL as necessary to fulfill Med's

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obligations to PIBL pursuant to the Debentures. In addition to the information included herein, a copy of the press release issued by Med, on April 4, 2002, providing information relating to the formation of American Reimbursement; the relationship between American Reimbursement and Med; and agreements by and between American Reimbursement and Med is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

          On March 29, 2002, American Reimbursement entered into five separate Receivables Purchase Agreements with each of (1) Tender Loving Care Health Care Services, Inc., a Delaware corporation and wholly owned subsidiary of Med ("TLCS"); (2) Home Medical of America, Inc., a Delaware corporation ("HMA"); (3) Infusion Management Systems, Inc., a Texas corporation ("IMS"); (4) Millenium Health Group, Inc. ("MHG") and (5) Chartwell Caregivers, Inc., a Delaware corporation and a wholly owned subsidiary of Med ("CCI") pursuant to which American Reimbursement has agreed to purchase a total of approximately one hundred million ($100,000,000) of medical accounts receivables.

          On March 29, 2002, Med entered into five separate Continuing Guaranties with each of (1) TLCS, (2) HMA, (3) IMS, (4) MHG and (5) CCI pursuant to which Med has agreed to guarantee American Reimbursement's purchase obligations under the Receivable Purchase Agreements. As set forth in the Security Agreement entered into by and between Med and American Reimbursement, dated as of March 29, 2002, and the Assumption and Indemnification Agreement entered into by and between Med and American Reimbursement, dated as of March 29, 2002, Med entered into such Continuing Guaranties in exchange for American Reimbursement's agreement to assume and indemnify Med against any obligations Med may have to PIBL or its affiliates under the Debentures or otherwise. In the event that the proceeds of the accounts receivable are not used to pay PIBL or its affiliates that parties may agree to use such proceeds for other purposes. Pursuant to the Assumption and Indemnification Agreement, Med has also agreed to reserve for issuance to American Reimbursement up to ten million (10,000,000) shares of Med's common stock as additional collateral to support the indemnification obligations of American Reimbursement. Those shares of common stock may be sold to generate proceeds to pay the Debentures in the event that the accounts receivable to be purchased pursuant to the Receivable Purchase Agreements do not generate sufficient proceeds to pay the obligations due under the Debentures. Those shares of common stock are separate and apart from the shares of Med's common stock previously pledged, in December 2001, by Med to PIBL as collateral under two of the five Debentures. Unless extended by Med, in its sole and absolute discretion, American Reimbursement's indemnification obligations under the Assumption and Indemnification Agreement expire on June 26, 2002.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

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               Not  Applicable

          (B)  PRO FORMA FINANCIAL INFORMATION.

               Not  Applicable

          (C)  EXHIBITS.

EXHIBIT
NUMBER                                  DESCRIPTION                                     LOCATION
--------  -----------------------------------------------------------------------    --------------
10.1      Short Form Convertible Debenture for the amount of $25,000,000 by and      Filed herewith
          between Private Investment Bank Limited and the Registrant, dated as of    electronically
          December 28, 2001.

10.2      Short Form Convertible Debenture for the amount of $15,000,000 by and      Filed herewith
          between Private Investment Bank Limited and the Registrant, dated as of    electronically
          December 28, 2001.

10.3      Short Form Convertible Debenture for the amount of $12,500,000 by and      Filed herewith
          between Private Investment Bank Limited and the Registrant, dated as of    electronically
          December 28, 2001.

10.4      Short Form Convertible Debenture for the amount of $12,500,000 by and      Filed herewith
          between Private Investment Bank Limited and the Registrant, dated as of    electronically
          December 28, 2001.

10.5      Short Form Convertible Debenture for the amount of $5,000,000 up to        Filed herewith
          $20,000,000 by and between Private Investment Bank Limited and the         electronically
          Registrant, dated as of December 28, 2001.

10.6      American Reimbursement, LLC Limited Liability Company Agreement between    Filed herewith
          the Registrant and Richard J. Boudreau & Associates, LLC as Members,       electronically
          dated as of March 29 2002.

10.7      Receivables Purchase Agreement by and between American Reimbursement,      Filed herewith
          LLC and Tender Loving Care Health Care Services, Inc., dated as of         electronically
          March 29, 2002.

10.8      Receivables Purchase Agreement by and between American Reimbursement,      Filed herewith
          LLC and Home Medical of America, Inc., dated as of March 29, 2002.         electronically

10.9      Receivables Purchase Agreement by and between American Reimbursement,      Filed herewith
          LLC and Infusion Management Systems, Inc., dated as of March 29, 2002.     electronically

10.10     Receivables Purchase Agreement by and between American Reimbursement,      Filed herewith
          LLC and Millenium Health Group, Inc.,                                      electronically

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
          dated as of March 29, 2002.

10.11     Receivables Purchase Agreement by and between American Reimbursement,      Filed herewith
          LLC and Chartwell Caregivers, Inc., dated as of March 29, 2002.            electronically

10.12     Continuing Guaranty by and between the Registrant and Tender Loving        Filed herewith
          Care Health Care Services, Inc., dated as of March 29, 2002.               electronically

10.13     Continuing Guaranty by and between the Registrant and Home Medical of      Filed herewith
          America, Inc., dated as of March 29, 2002.                                 electronically

10.14     Continuing Guaranty by and between the Registrant and Infusion             Filed herewith
          Management Systems, Inc., dated as of March 29, 2002.                      electronically

10.15     Continuing Guaranty by and between the Registrant and Millenium Health     Filed herewith
          Group, Inc., dated as of March 29, 2002.                                   electronically

10.16     Continuing Guaranty by and between the Registrant and Chartwell            Filed herewith
          Caregivers, Inc., dated as of March 29, 2002.                              electronically

10.17     Assumption and Indemnification Agreement by and between the Registrant     Filed herewith
          and American Reimbursement, LLC, dated as of March 29, 2002.               electronically

10.18     Security Agreement by and between the Registrant and American              Filed herewith
          Reimbursement, LLC, dated as of March 29, 2002.                            electronically

99.1      Press Release issued on April 4, 2002 by the Registrant.                   Filed herewith
                                                                                     electronically

ITEM 8.   CHANGE IN FISCAL YEAR.

          Not Applicable

ITEM 9.   REGULATION FD DISCLOSURE.

          Not Applicable

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Med Diversified, Inc.
                                         (REGISTRANT)

Date:  April 12, 2002                  By: /s/ Frank P. Magliochetti
                                          --------------------------
                                          Frank P. Magliochetti
                                          Chief Executive Officer

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